UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2015

Commission file number 001-32953

TARGA ENERGY LP

(Exact name of registrant as specified in its charter)

Delaware	43-2094238
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, Texas 77002

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (713) 584-1000

Atlas Energy, L.P.

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Introductory Note

On February 27, 2015, Atlas Energy, L.P. (the “Partnership”) was acquired by Targa Resources Corp. (“TRC”), pursuant to the Agreement and Plan of Merger, dated as of October 13, 2014 (the “Merger Agreement”), by and among TRC, Trident GP Merger Sub LLC, a subsidiary of TRC (“Merger Sub”), the Partnership and Atlas Energy GP, LLC, the Partnership’s general partner (the “Partnership GP”). Pursuant to the Merger Agreement, Merger Sub merged with and into the Partnership, with the Partnership continuing as the surviving entity and a subsidiary of TRC (the “Merger”). At the effective time of the Merger, the Partnership distributed all of the equity interests in the Partnership GP to TRC. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 16, 2014 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note to this Current Report on Form 8-K is incorporated herein by reference.

On February 27, 2015, following the effective time of the Merger, the Partnership filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Limited Partnership (the “Amended and Restated Certificate of Limited Partnership”) of Atlas Energy, L.P., changing the name of the Partnership to “Targa Energy LP”. A copy of the Amended and Restated Certificate of Limited Partnership is attached hereto as Exhibit 3.1 and is incorporated herein by reference. In addition, on February 27, 2015, following the effective time of the Merger, the limited partnership agreement (the “Amended and Restated Partnership Agreement”) of the Partnership was amended and restated. A copy of the Amended and Restated Partnership Agreement is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

On February 27, 2015, following the effective time of the Merger, the Partnership GP filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Formation (the “Amended and Restated Certificate of Formation”) of Atlas Energy GP, LLC, changing the name of the Partnership GP to “Targa Energy GP LLC”. A copy of the Amended and Restated Certificate of Formation is attached hereto as Exhibit 3.3 and is incorporated herein by reference. In addition, on February 27, 2015, following the effective time of the Merger, the limited liability company agreement (the “Amended and Restated LLC Agreement”) of the Partnership GP was amended and restated. A copy of the Amended and Restated LLC Agreement is attached hereto as Exhibit 3.4 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Limited Partnership of Atlas Energy, L.P.

3.2	Third Amended and Restated Agreement of Limited Partnership of Targa Energy LP, dated as of February 27, 2015

3.3	Amended and Restated Certificate of Formation of Atlas Energy GP, LLC

3.4	Third Amended and Restated Limited Liability Company Agreement of Targa Energy GP LLC, dated as of February 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA ENERGY LP

	By:	Targa Energy GP LLC, its general partner

March 5, 2015	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated Certificate of Limited Partnership of Atlas Energy, L.P.

3.2	Third Amended and Restated Agreement of Limited Partnership of Targa Energy LP, dated as of February 27, 2015

3.3	Amended and Restated Certificate of Formation of Atlas Energy GP, LLC

3.4	Third Amended and Restated Limited Liability Company Agreement of Targa Energy GP LLC, dated as of February 27, 2015

4